UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2008

Date of reporting period: 06/30/2008

Item 1. Report to Stockholders.

                                 SEMIANNUAL REPORT

                                   June 30, 2008

                          NICHOLAS HIGH INCOME FUND, INC.

                               700 North Water Street
                             Milwaukee, Wisconsin 53202
                               www.nicholasfunds.com

August 2008

Report to Fellow Shareholders:

Overview

Nicholas High Income Fund - Class I ("Fund") produced a net return of (1.49)% for the six months ended June 30, 2008. This compares to gross returns of (1.06)% for the Merrill Lynch High Yield Master II Constrained Index ("ML HY") for the same period. The high yield market has been engulfed in a sea of volatility and uncertainty during the last six months ending June 30, 2008. The key drivers for the markets and economy continued to be the energy and financial/real estate sectors. Rising oil prices have elevated the risk of rising inflation and placed a heavy burden on consumers via higher energy and household costs. Financial companies faced another quarter of massive write-downs resulting from ill-advised mortgage underwriting and falling home prices. Perhaps the most troubling issue stemming from this recent market decline has been the credit tightening implemented by financial institutions, which seem more interested in jettisoning their remaining bad loans rather than writing new loans. The much stricter lending guidelines and the hint of the potential for a credit crunch only acts to further increase the heavy burden on a very tenuous housing market and ultimately the consumer.

Clearly the slowing economy and tighter credit conditions have negatively impacted the high yield market as companies face greater difficulty refinancing or issuing debt and consequently default probabilities have increased. The high yield default rate for distressed companies unable to meet their financial obligations is trending upward. For the twelve months ending June 30, 2008, the Moody's U. S. Speculative Grade Default Rate was 2.4%, up from 1.5% one year ago. The rising rate of defaults combined with the dire economic outlook has forced investors to reassess their credit exposures. Investors must once again carefully scrutinize the probability of default and the probable recovery should a default occur, not just the relative valuation of bonds. Moody's expects recovery rates to be lower, 31.9% compared to the historical average of 40%, for senior unsecured bonds. The expectations for defaults and recovery values have a direct impact on valuations of high yield securities, which should keep yield spreads at the wide end of the historical range.

Periods of excess, such as the most recent housing boom characterized by overzealous lending and extended valuations, will typically require a significant adjustment period to unwind and rebalance. Because this latest period is overwhelmingly related to the housing market and credit deterioration, we would expect the rationalization of prices and credit conditions to last at least through 2009 and the negative tone to hang over the market into 2009. However, as yields for high yield bonds approach their historic highs we think investors are currently adequately compensated for the risk.

Portfolio Review

The sectors that lagged or exceeded the overall high yield market were those one might expect given the issues reviewed above. Within the ML HY the financial sector suffered a (5.19)% return for the six-month period ending June 30, 2008. The portfolio was underweighted in financials leading to a positive attribution to returns. The consumer cyclical sector also suffered a (7.23)% return during this period as the economic outlook weakened and consumer spending softened. Our exposure was less than the ML HY, again leading to positive relative returns. Media bonds also suffered as advertising spending hit the newspaper and print companies hard. The portfolio benefited from a below market weighting in media. The telecom area was a sector we were underinvested in that did quite well. Telecom bonds returned 4.16% during the period. Overall, the Fund lagged the ML HY by 0.30% during the six-month period ended June 30, 2008, which is approximately the Fund expenses year-to-date.

A sector we find attractive and maintain an overweight in is technology, where we see continued forward demand for technological products and services that serve the end consumer as well as corporations to help improve productivity. While the portfolio held an overweight in the sector, our performance lagged, as several positions did not match the ML HY sector return. These positions included long held companies such as Flextronics International Ltd., SunGard Data Systems Inc. and First Data Corporation, which fit our favored characteristics of earnings consistency in the software and service areas. First Data Corp. processes about half of all U.S. credit and debit card transaction volume, while SunGard is one of the worlds leading suppliers of software and IT services. Both companies have steady recurring revenue and should be in a good position to weather the economic slowdown.

An area we have long preferred is the health care sector, which generated a 4.22% return for the ML HY during the six-month period. As a group our health care holdings did not keep pace for the period with the overall market; however, it was a mixed bag as several exceeded the ML HY as others lagged. We continue to hold our core positions as we anticipate better relative performance in the future. Our positions include debt of companies such as Biomet Inc., Pyschiatric Solutions Inc., DaVita Inc. and Bausch and Lomb Inc., all companies providing services or products with steady demand.

We fully anticipate the second half of 2008 to be as volatile as the first half as the economy struggles amidst a housing, mortgage and financial crisis. The federal government has taken steps to ensure faith in the banking community and is working on steps to repair the housing and mortgage markets. These corrective steps will take time to play out and most likely will last into the summer of 2009. However, we have experienced similar episodes in the past and the market has proven to be very resilient. The market also is a great discounter of future information and much of what is currently feared by the market we believe is currently priced into it. Patient investors are often rewarded, but it takes some additional fortitude to persevere in these trying markets, which are driven more by emotional reactions than thoughtful analysis.

The Fund's long-term strategy is based on a process that seeks to identify value opportunities in out of favor or under followed securities of financially sound companies. Opportunities tend to arise over time in the securities of companies that fall temporarily out of favor due to specific company or industry issues that may taint the companies. Often times these companies are in a period of transition or restructuring where market sentiment is overly harsh or negative resulting in an undervalued situation. We are keenly aware a cheap price alone does not guarantee a good investment; therefore, we seek to identify a catalyst we believe will allow the company and its securities to regain favor and be rewarded with higher valuations. We believe that investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding offers significant long-term potential returns.

We will remain disciplined in our approach to high yield investing in bonds that we believe are undervalued and reducing positions that we feel the market has pushed to excessive valuations or where fundamentals have changed.

Returns for Nicholas High Income Fund, Inc. - Class I and selected indices are provided in the chart below for the periods ended June 30, 2008. The Fund and Morningstar performance data is net of fees, while the Merrill Lynch Index is gross of fees.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Nicholas High Income Fund, Inc. - Class I	(1.94)%	3.98%	5.80%	2.36%
Merrill Lynch U.S. High Yield Master II Constrained Index	(1.64)%	4.57%	6.82%	4.98%
Morningstar High Yield Bond Funds Category	(3.41)%	3.76%	5.99%	3.66%
Ending value of $10,000 invested in Nicholas High Income Fund, Inc. - Class I	$9,806	$11,243	$13,255	$12,621
Fund's Class I Expense Ratio: 0.72%

The Fund's expense ratios for the period ended June 30, 2008 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 fee or 0.10% servicing fee that is charged to Class N shares.

Thank you for your continued investment in the Nicholas High Income Fund.

Regards,

Lawrence J. Pavelec

Senior Vice President

Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Each Morningstar Category average represents a universe of Funds with similar invest objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (08/08)

Financial Highlights Class I (NCINX)
For a share outstanding throughout each period
--------------------------------------------------------------------------------------------------
                                 Six Months               Year Ended December 31,(1)
                              Ended 06/30/2008  --------------------------------------------------
                                 (unaudited)     2007       2006       2005       2004       2003
                              ----------------  ------     ------     ------     ------     ------
NET ASSET VALUE,
 BEGINNING OF PERIOD .........     $10.18       $10.70     $10.50     $11.15     $10.95     $ 9.65
   INCOME (LOSS) FROM
    INVESTMENT OPERATIONS
   Net investment income .....        .35          .75        .75        .80        .80        .85
   Net gain (loss) on
    securities (realized and
    unrealized) ..............       (.50)        (.52)       .20       (.65)       .20       1.30
                                   ------       ------     ------     ------     ------     ------
      Total from investment
       operations ............       (.15)         .23        .95        .15       1.00       2.15
                                   ------       ------     ------     ------     ------     ------
   LESS DISTRIBUTIONS
   From net investment income .      (.15)        (.75)      (.75)      (.80)      (.80)      (.85)
                                   ------       ------     ------     ------     ------     ------
NET ASSET VALUE, END
 OF PERIOD ...................     $ 9.88       $10.18     $10.70(2)  $10.50(2)  $11.15(2)  $10.95(2)
                                   ------       ------     ------     ------     ------     ------
                                   ------       ------     ------     ------     ------     ------

TOTAL RETURN .................    (1.49)%(3)     2.13%      9.26%      1.38%      9.65%     22.75%

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ...........      $86.5        $91.9     $100.1     $101.9     $114.6     $120.4
Ratio of expenses to
 average net assets ..........       .77%(4)      .72%       .71%       .69%       .64%       .60%
Ratio of net investment
 income to average net assets       7.14%(4)     6.97%      6.91%      7.06%      7.16%      7.94%
Portfolio turnover rate ......     79.21%(4)    59.14%     49.85%     59.29%     64.17%    104.40%

(1) Per share data for the periods presented reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for net asset values referenced in footnote 2 of these Class I highlights (Note 6).
(2) The net asset value reported at the original dates prior to the reverse stock split were $2.14,
   $2.10, $2.23 and $2.19 for the years ended December 31, 2006, 2005, 2004, and 2003, respectively.
(3) Not annualized.
(4) Annualized.

       The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)
For a share outstanding throughout each period
---------------------------------------------------------------------------------------
                                                   Years Ended
                                Six Months       December 31,(1)          Period from
                             Ended 06/30/2008  -------------------      02/28/2005(1)(2)
                               (unaudited)      2007         2006        to 12/31/2005
                            -----------------  ------       ------      ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........    $10.06        $10.60       $10.40          $11.20
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
   Net investment income ....       .35           .71          .70             .75
   Net gain (loss) on
    securities (realized and
    unrealized) .............      (.52)         (.54)         .20            (.80)
                                 -------       ------       ------          ------
      Total from investment
       operations ...........      (.17)          .17          .90            (.05)
                                 ------        ------       ------          ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................      (.15)         (.71)        (.70)           (.75)
                                 ------        ------       ------          ------
NET ASSET VALUE, END
 OF PERIOD ..................    $ 9.74        $10.06       $10.60(3)       $10.40(3)
                                 ------        ------       ------          ------
                                 ------        ------       ------          ------

TOTAL RETURN ................   (1.71)%(4)      1.59%        9.04%         (0.53)%(4)

SUPPLEMENTAL DATA:
Net assets, end of
 period (thousands) .........    $940.9        $133.9       $126.8           $52.2
Ratio of expenses to
 average net assets .........     1.06%(5)      1.07%        1.07%           1.04%(5)
Ratio of net investment
 income to average
 net assets .................     6.78%(5)      6.58%        6.59%           6.85%(5)
Portfolio turnover rate .....    79.21%(5)     59.14%       49.85%          59.29%

(1) Per share data for the periods presented reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for net asset values referenced in footnote 3 of these Class N highlights (Note 6).
(2) Commencement of operations.
(3) The net asset value reported at the original dates prior to the reverse stock split were $2.12 and
 $2.08 for the years ended December 31, 2006 and 2005, respectively.
(4) Not annualized.
(5) Annualized.

       The accompanying notes to financial statements are an integral part of these highlights.

-----------------------------------------------------------------------------------------
Top Ten Portfolio Issuers
June 30, 2008 (unaudited)
-------------------------------------------------------------------------------

                                                                  Percentage
        Name                                                    of Net Assets
        ----                                                    -------------
        Great Lakes Dredge & Dock Company .........................     2.44%
        Texas Competitive Electric Holdings Company LLC ...........     2.24%
        Res-Care, Inc. ............................................     2.18%
        Alliance Laundry Systems LLC ..............................     2.09%
        Pilgrim's Pride Corporation ...............................     1.88%
        DIRECTV Holdings LLC ......................................     1.77%
        Helix Energy Solutions Group, Inc. ........................     1.76%
        First Data Corporation ....................................     1.74%
        Nielsen Finance LLC .......................................     1.73%
        SunGard Data Systems Inc. .................................     1.72%
                                                                       ------
        Total of top ten ..........................................    19.55%
                                                                       ------
                                                                       ------

-------------------------------------------------------------------------------
Sector Diversification (As a Percentage of Portfolio)
June 30, 2008 (unaudited)
-------------------------------------------------------------------------------

        BAR CHART PLOT POINTS
        Consumer Discretionary ....................................    17.17%
        Industrials ...............................................    16.32%
        Energy ....................................................    15.52%
        Information Technology ....................................    10.67%
        Health Care ...............................................    10.23%
        Financials ................................................     8.16%
        Consumer Staples ..........................................     7.42%
        Telecommunication Services ................................     4.93%
        Utilities .................................................     4.53%
        Short-term Investments ....................................     3.31%
        Materials .................................................     1.13%
        Exchange Traded Fund ......................................     0.61%

Top Ten Portfolio Issuers and Sector Diversification exclude collateral from securities lending.

-------------------------------------------------------------------------------
Fund Expenses
For the six month period ended June 30, 2008 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class I

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                       12/31/07         06/30/08       01/01/08 - 06/30/08
        ------------------------------------------------------------------
        Actual        $1,000.00        $  985.10               $3.78
        Hypothetical   1,000.00         1,021.19                3.85
         (5% return before expenses)

        * Expenses are equal to the Class I six-month annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 181 then divided by 366 to reflect the one-half year period.

Class N

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period**
                       12/31/07         06/30/08       01/01/08 - 06/30/08
        ------------------------------------------------------------------
        Actual        $1,000.00        $  982.90               $5.20
        Hypothetical   1,000.00         1,019.76                5.29
         (5% return before expenses)

        ** Expenses are equal to the Class N six-month annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 181 then divided by 366 to reflect the one-half year period.

Schedule of Investments
June 30, 2008 (unaudited)
-----------------------------------------------------------------------------------------------------------

 Shares or
 Principal
  Amount                                                                                           Value
-----------                                                                                  --------------
NON-CONVERTIBLE BONDS - 88.40%
              Consumer Discretionary - Auto & Components - 1.89%
$   500,000   American Axle & Manufacturing, Inc. 5.25%, 02/11/14                              $    352,500
    500,000   Ford Motor Company 7.125%, 11/15/25(1)                                                280,000
  1,750,000   General Motors Corporation 8.25%, 07/15/23                                          1,019,375
                                                                                               ------------
                                                                                                  1,651,875
                                                                                               ------------
              Consumer Discretionary - Consumer Durables & Apparel - 1.91%
  1,000,000   Centex Corporation 5.125%, 10/01/13                                                   798,750
  1,000,000   Jarden Corporation 7.50%, 05/01/17                                                    870,000
                                                                                               ------------
                                                                                                  1,668,750
                                                                                               ------------
              Consumer Discretionary - Consumer Services - 1.65%
    250,000   Sotheby's 144A restricted, 7.75%, 06/15/15                                            246,250
  1,500,000   United Rentals (North America), Inc. 7.75%, 11/15/13(1)                             1,200,000
                                                                                               ------------
                                                                                                  1,446,250
                                                                                               ------------
              Consumer Discretionary - Hotels, Restaurants & Leisure - 3.56%
  1,500,000   Harrah's Operating Company, Inc. 144A restricted, 10.75%, 02/01/16                  1,245,000
  1,250,000   MGM MIRAGE 6.625%, 07/15/15                                                         1,003,125
  1,500,000   Station Casinos, Inc. 6.50%, 02/01/14(1)                                              862,500
                                                                                               ------------
                                                                                                  3,110,625
                                                                                               ------------
              Consumer Discretionary - Media - 5.12%
  1,500,000   DIRECTV Holdings LLC 8.375%, 03/15/13                                               1,545,000
    500,000   EchoStar DBS Corporation 7.00%, 10/01/13                                              476,250
  1,500,000   Nielsen Finance LLC 10.00%, 08/01/14                                                1,511,250
    500,000   Scholastic Corporation 5.00%, 04/15/13                                                421,871
    500,000   Videotron Ltd. 144A restricted, 9.125%, 04/15/18                                      522,500
                                                                                               ------------
                                                                                                  4,476,871
                                                                                               ------------
              Consumer Discretionary - Retail - 2.75%
  1,000,000   Rent-A-Center, Inc. 7.50%, 05/01/10(1)                                                967,500
  1,500,000   Sally Holdings LLC 9.25%, 11/15/14(1)                                               1,440,000
                                                                                               ------------
                                                                                                  2,407,500
                                                                                               ------------
              Consumer Staples - Food & Staple Retail - 0.55%
    500,000   Denny's Holdings, Inc. 10.00%, 10/01/12                                               485,000
                                                                                               ------------
              Consumer Staples - Food, Beverage & Tobacco - 4.07%
  2,000,000   Pilgrim's Pride Corporation 7.625%, 05/01/15                                        1,645,000
  1,000,000   Pinnacle Foods Finance LLC 9.25%, 04/01/15                                            880,000
  1,000,000   Reynolds American Inc. 7.25%, 06/01/13                                              1,033,731
                                                                                               ------------
                                                                                                  3,558,731
                                                                                               ------------
              Consumer Staples - Household & Personal Products - 2.67%
    500,000   Berry Plastics Corporation 7.484%, 02/15/15(2)                                        478,750
  1,000,000   Solo Cup Company 8.50%, 02/15/14(1)                                                   875,000
  1,000,000   Visant Holding Corporation 8.75%, 12/01/13                                            980,000
                                                                                               ------------
                                                                                                  2,333,750
                                                                                               ------------
              Energy - 12.99%
    500,000   Allis-Chalmers Energy Inc. 8.50%, 03/01/17                                            462,500
  1,000,000   Chesapeake Energy Corporation 7.625%, 07/15/13                                      1,002,500
    500,000   Deluxe Corporation 7.375%, 06/01/15                                                   437,500
  1,000,000   Denbury Resources Inc. 7.50%, 04/01/13                                                997,500
    500,000   El Paso Corporation 6.875%, 06/15/14                                                  500,914
  1,000,000   Forest Oil Corporation 7.75%, 05/01/14(1)                                           1,005,000
    500,000   Harvest Operations Corp. 7.875%, 10/15/11                                             475,000
  1,500,000   Helix Energy Solutions Group, Inc. 144A restricted, 9.50%, 01/15/16                 1,537,500
    500,000   Hornbeck Offshore Services, Inc. 6.125%, 12/01/14                                     480,000
  1,000,000   Inergy, L.P. 6.875%, 12/15/14                                                         930,000
    750,000   National Oilwell Varco, Inc. 6.125%, 08/15/15                                         761,637
  1,000,000   Newfield Exploration Company 6.625%, 09/01/14(1)                                      940,000
    500,000   Petrohawk Energy Corporation 144A restricted, 7.875%, 06/01/15                        488,125
  1,500,000   Tesoro Corporation 6.50%, 06/01/17                                                  1,346,250
                                                                                               ------------
                                                                                                 11,364,426
                                                                                               ------------
              Financials - Banks - 0.47%
    500,000   MGIC Investment Corporation 5.375%, 11/01/15                                          409,361
                                                                                               ------------
              Financials - Diversified - 4.33%
  1,000,000   Cardtronics, Inc. 9.25%, 08/15/13                                                     945,000
    500,000   Cardtronics, Inc. 144A restricted, 9.25%, 08/15/13                                    472,500
  2,250,000   General Motors Acceptance Corporation 4.881%, 12/01/14(3)                           1,452,071
  1,000,000   Nuveen Investments, Inc. 144A restricted, 10.50%, 11/15/15                            922,500
                                                                                               ------------
                                                                                                  3,792,071
                                                                                               ------------
              Health Care - Equipment - 2.24%
    750,000   Bausch & Lomb Incorporated 144A restricted, 9.875%, 11/01/15(1)                       753,750
    250,000   Biomet, Inc. 144A restricted, 10.00%, 10/15/17                                        266,875
  1,000,000   Boston Scientific Corporation 6.40%, 06/15/16                                         940,000
                                                                                               ------------
                                                                                                  1,960,625
                                                                                               ------------
              Health Care - Pharmaceuticals & Biotechnology - 1.15%
    500,000   Axcan Intermediate Holdings Inc. 144A restricted, 12.75%, 03/01/16                    500,000
    500,000   Axcan Intermediate Holdings Inc. 144A restricted, 9.25%, 03/01/15                     503,750
                                                                                               ------------
                                                                                                  1,003,750
                                                                                               ------------
              Health Care - Services - 6.67%
  1,250,000   DaVita, Inc. 7.25%, 03/15/15(1)                                                     1,215,625
  1,000,000   HCA Inc. 9.125%, 11/15/14(1)                                                        1,022,500
  1,000,000   Psychiatric Solutions, Inc. 7.75%, 07/15/15                                           990,000
  2,000,000   Res-Care, Inc. 7.75%, 10/15/13                                                      1,905,000
    750,000   United Surgical Partners International, Inc. 8.875%, 05/01/17                         697,500
                                                                                               ------------
                                                                                                  5,830,625
                                                                                               ------------
              Industrials - Capital Goods - 5.83%
    500,000   American Railcar Industries, Inc. 7.50%, 03/01/14                                     465,000
  1,250,000   Baldor Electric Company 8.625%, 02/15/17(1)                                         1,256,250
    500,000   Bombardier Inc. 144A restricted, 6.30%, 05/01/14                                      477,500
    500,000   Interline Brands, Inc. 8.125%, 06/15/14                                               482,500
  1,000,000   L-3 Communications Corporation 6.375%, 10/15/15                                       935,000
  1,250,000   Manitowoc Company, Inc. (The) 7.125% 11/01/13(1)                                    1,187,500
    350,000   Mueller Water Products, Inc. 7.375%, 06/01/17                                         299,250
                                                                                               ------------
                                                                                                  5,103,000
                                                                                               ------------
              Industrials - Commercial Services & Supplies - 8.66%
  2,000,000   Alliance Laundry Systems LLC 8.50%, 01/15/13                                        1,830,000
  1,500,000   ARAMARK Services, Inc. 5.00%, 06/01/12                                              1,312,500
    750,000   Corrections Corporation of America 6.25%, 03/15/13                                    721,875
    250,000   GEO Group, Inc. (The) 8.25%, 07/15/13                                                 255,000
  2,250,000   Great Lakes Dredge & Dock Company 7.75%, 12/15/13                                   2,131,875
  1,000,000   Mobile Mini, Inc. 6.875%, 05/01/15                                                    860,000
    500,000   US Investigations Services Inc. 10.50%, 11/01/15                                      460,000
                                                                                               ------------
                                                                                                  7,571,250
                                                                                               ------------
              Industrials - Transportation - 1.46%
    500,000   CMA CGM S.A. 144A restricted, 7.25%, 02/01/13                                         477,500
  1,000,000   Park-Ohio Industries, Inc. 8.375%, 11/15/14                                           800,000
                                                                                               ------------
                                                                                                  1,277,500
                                                                                               ------------
              Information Technology - Hardware & Equipment - 2.95%
  1,000,000   Flextronics International Ltd. 6.25%, 11/15/14                                        935,000
  1,500,000   Nortel Networks Limited 6.963%, 07/15/11(4)                                         1,417,500
    250,000   Seagate Technologies HDD Holdings 6.80%, 10/01/16                                     228,125
                                                                                               ------------
                                                                                                  2,580,625
                                                                                               ------------
              Information Technology - Semiconductors & Semiconductor Equipment - 1.83%
    500,000   Amkor Technology, Inc. 7.75%, 05/15/13                                                463,750
    500,000   Avago Technologies Finance Pte. Ltd. 10.125%, 12/01/13                                530,000
    750,000   Freescale Semiconductor, Inc. 8.875%, 12/15/14(1)                                     609,375
                                                                                               ------------
                                                                                                  1,603,125
                                                                                               ------------
              Information Technology - Software & Services - 5.70%
  1,750,000   First Data Corporation 144A restricted, 9.875%, 09/24/15(1)                         1,522,500
  1,000,000   Iron Mountain Incorporated 8.625%, 04/01/13                                         1,005,000
  1,500,000   SunGard Data Systems Inc. 10.25%, 08/15/15(1)                                       1,507,500
  1,000,000   Unisys Corporation 6.875%, 03/15/10(1)                                                955,000
                                                                                               ------------
                                                                                                  4,990,000
                                                                                               ------------
              Materials - 1.11%
    500,000   Georgia-Pacific Corporation 144A restricted, 7.00%, 01/15/15                          470,000
    500,000   Nalco Company 7.75%, 11/15/11                                                         500,000
                                                                                               ------------
                                                                                                    970,000
                                                                                               ------------
              Telecommunication Services - 4.39%
  1,000,000   Citizens Communications Company 6.25%, 01/15/13                                       927,500
    500,000   FairPoint Communications, Inc. 144A restricted, 13.125%, 04/01/18                     490,000
    500,000   Level 3 Financing, Inc. 9.25%, 11/01/14                                               455,000
    500,000   Syniverse Technologies Inc. 7.75%, 08/15/13                                           470,000
  1,500,000   Windstream Corporation 8.125%, 08/01/13                                             1,496,250
                                                                                               ------------
                                                                                                  3,838,750
                                                                                               ------------
              Utilities - 4.45%
  1,000,000   AES Corporation (The) 8.00%, 10/15/17(1)                                              980,000
  1,000,000   NRG Energy, Inc. 7.25%, 02/01/14                                                      955,000
  2,000,000   Texas Competitive Electric Holdings Company LLC
               144A restricted, 10.25%, 11/01/15(1)                                               1,960,000
                                                                                               ------------
                                                                                                  3,895,000
                                                                                               ------------
                 TOTAL NON-CONVERTIBLE BONDS
                  (cost $82,652,953)                                                             77,329,460
                                                                                               ------------
COMMON STOCKS - 3.92%
              Energy - 2.26%
     15,000   Eagle Rock Energy Partners L.P.(1)                                                    245,400
     12,500   Energy Transfer Partners, L.P.                                                        543,375
     15,000   Inergy, L.P.(1)                                                                       390,300
     25,200   Kayne Anderson Energy Total Return Fund, Inc.(5)                                      735,336
      2,900   Pioneer Southwest Energy Partners L.P.                                                 64,815
                                                                                               ------------
                                                                                                  1,979,226
                                                                                               ------------
              Exchange Traded Fund - 0.60%
     90,000   Van Kampen Senior Income Trust(5)                                                     520,200
                                                                                               ------------
              Financials - Banks - 0.09%
      5,000   Marshall & Ilsley Corporation                                                          76,650
                                                                                               ------------
              Financials - Real Estate - 0.44%
     25,000   Cohen & Steers Quality Income Realty Fund, Inc.(1)(5)                                 382,500
                                                                                               ------------
              Industrials - Transportation - 0.08%
      2,500   Eagle Bulk Shipping Inc.                                                               73,925
                                                                                               ------------
              Telecommunication Services - 0.45%
     35,000   Citizens Communications Company                                                       396,900
                                                                                               ------------
                 TOTAL COMMON STOCKS
                  (cost $3,603,705)                                                               3,429,401
                                                                                               ------------
PREFERRED CONVERTIBLE STOCKS - 0.80%
              Financials - Banks - 0.80%
     20,000   Fannie Mae Fixed-To-Floating-Rate
               Non-Cumulative Preferred Stock, Series S(1)(6)                                       459,000
     10,000   Freddie Mac Fixed-to-Floating Rate
               Non-Cumulative Perpetual Preferred Stock, Series Z(1)(7)                             243,000
                                                                                               ------------
                 TOTAL PREFERRED CONVERTIBLE STOCKS
                  (cost $767,350)                                                                   702,000
                                                                                               ------------
OTHER SECURITIES - 1.88%
              Financials - Banks - 1.88%
    500,000   Citigroup Inc. Non-Cumulative Perpetual Preferred Shares(8)                           475,305
  1,250,000   JPMorgan Chase & Co. Non-Cumulative Perpetual Preferred Shares(9)                   1,172,050
                                                                                               ------------
                 TOTAL OTHER SECURITIES
                  (cost $1,747,812)                                                               1,647,355
                                                                                               ------------
SHORT-TERM INVESTMENTS - 3.26%
              Commercial Paper - 2.29%
$   750,000   Chevron Phillips Chemical Company LLC 3.00%, 07/01/08                                 750,000
  1,000,000   SABMiller plc 3.00%, 07/01/08                                                       1,000,000
    250,000   PPG Industries, Inc. 2.90%, 07/03/08                                                  249,960
                                                                                               ------------
                                                                                                  1,999,960
                                                                                               ------------
              Variable Rate Security - 0.97%
    844,371   Wisconsin Corporate Central Credit Union 2.15%, 07/01/08(10)                          844,371
                                                                                               ------------
                 TOTAL SHORT-TERM INVESTMENTS
                  (cost $2,844,331)                                                               2,844,331
                                                                                               ------------
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 20.78%
              Money Market Fund - 1.35%
  1,176,430   BlackRock Provident Institutional Funds
               TempCash Fund 2.572%, 07/01/08                                                     1,176,430
                                                                                               ------------
              Repurchase Agreement - 19.43%
 17,000,000   Barclays Capital, Inc. Repurchase Agreement: (Dated 06/30/08),
               2.35%, Due 07/01/08 (Repurchase Proceeds $1,110),
               (collateralized by investment grade corporate bonds)                              17,000,000
                                                                                               ------------
                 TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS
                  FROM SECURITIES LENDING (cost $18,176,430)                                     18,176,430
                                                                                               ------------
                 TOTAL INVESTMENTS (cost $109,792,581) - 119.04%                                104,128,977
                                                                                               ------------
              LIABILITIES, NET OF OTHER ASSETS - (19.04%)                                       (16,651,993)
                                                                                               ------------
                 TOTAL NET ASSETS
                  (basis of percentages disclosed above) - 100%                                $ 87,476,984
                                                                                               ------------
                                                                                               ------------

(1) All or a portion of principal or shares are on loan.
(2) Floating Rate Note based on U.S. dollar denominated 3-month LIBOR plus 475 basis points.
(3) Floating Rate Note based on U.S. dollar denominated 3-month LIBOR plus 220 basis points.
(4) Floating Rate Note based on U.S. dollar denominated 3-month LIBOR plus 425 basis points.
(5) Closed end mutual fund.
(6) 8.25% per annum until December 31, 2010, thereafter the greater of (i) 7.75% per annum and
    (ii) 3-month LIBOR plus 4.23% per annum; such rate being reset quarterly.
(7) 8.375% per annum until December 31, 2012, thereafter the greater of (i) 7.875% per annum and
    (ii) 3-month LIBOR plus 4.16% per annum; such rate being reset quarterly.
(8) 8.40% per annum until April 30, 2018, thereafter the greater of (i) 7.7575% per annum and
    (ii) 3-month LIBOR plus 4.0285% per annum; such rate being reset quarterly. These shares represent a 1/25th interest in a share of non-cumulative preferred stock Series E.
    First callable on April 30, 2018 at a price of 100.
(9) 7.90% per annum until April 30, 2018, thereafter 3-month LIBOR plus 3.47% per annum; such rate being reset quarterly. These shares represent a 1/10th interest in a share of non-cumulative preferred stock Series I.
    First callable on April 30, 2018 at a price of 100.
(10) Subject to a demand feature as defined by the Securities and Exchange Commission.

            The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
June 30, 2008 (unaudited)
-------------------------------------------------------------------------------

ASSETS
    Investments in securities at value (cost $91,616,151) ....    $ 85,952,547
    Securities lending collateral (cost $18,176,430)                18,176,430
                                                                  ------------
              Total investments ...............................    104,128,977
                                                                  ------------

    Receivables -
         Dividend and interest ................................      1,671,223
         Capital stock subscription ...........................          3,000
                                                                  ------------
              Total receivables ...............................      1,674,223
                                                                  ------------
    Other .....................................................          4,673
                                                                  ------------
              Total assets ....................................    105,807,873
                                                                  ------------

LIABILITIES
    Payables -
         Collateral received for securities loaned                  18,176,430
         Investment securities purchased ......................         80,148
         Due to adviser -
              Management fee ..................................         34,253
              Accounting and administrative fee ...............          3,962
         12b-1 and servicing fee ..............................          4,380
         Other payables and accrued expense ...................         31,716
                                                                  ------------
              Total liabilities ...............................     18,330,889
                                                                  ------------
              Total net assets ................................   $ 87,476,984
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF
    Paid in capital ...........................................   $169,767,989
    Net unrealized depreciation on investments ................     (5,663,604)
    Accumulated net realized loss on investments ..............    (78,469,666)
    Accumulated undistributed net investment income ...........      1,842,265
                                                                  ------------
              Total net assets ................................   $ 87,476,984
                                                                  ------------
                                                                  ------------

Class I:
Net assets ....................................................    $86,536,128
Shares outstanding ............................................      8,760,987
NET ASSET VALUE PER SHARE ($.05 par value,
75,000,000 shares authorized),
 offering price and redemption price ..........................          $9.88
                                                                         -----
                                                                         -----
Class N:
Net assets ....................................................       $940,856
Shares outstanding ............................................         96,588
NET ASSET VALUE PER SHARE ($.05 par value,
25,000,000 shares authorized),
 offering price and redemption price ..........................          $9.74
                                                                         -----
                                                                         -----

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2008 (unaudited)
-------------------------------------------------------------------------------

INCOME
    Interest ..................................................    $ 3,527,640
    Dividend ..................................................        139,780
    Securities lending (net) ..................................          2,853
    Other .....................................................          1,875
                                                                   -----------
         Total income .........................................      3,672,148
                                                                   -----------

EXPENSES
    Management fee ............................................        209,976
    Transfer agent fees .......................................         30,734
    Registration fees .........................................         27,714
    Accounting and administrative fees ........................         24,727
    Accounting system and pricing service fees ................         13,772
    Audit and tax fees ........................................         12,875
    Directors' fees ...........................................          8,220
    Postage and mailing .......................................          7,342
    12b-1 fees - Class N ......................................          6,314
    Printing ..................................................          5,874
    Legal fees ................................................          5,466
    Servicing fees - Class N ..................................          2,526
    Custodian fees ............................................          2,420
    Insurance .................................................          2,345
    Other operating expenses ..................................          3,294
                                                                   -----------
         Total expenses .......................................        363,599
                                                                   -----------
         Net investment income ................................      3,308,549
                                                                   -----------

NET REALIZED LOSS ON INVESTMENTS ..............................     (3,018,679)
                                                                   -----------

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
 ON INVESTMENTS ...............................................     (1,511,038)
                                                                   -----------
    Net realized and unrealized loss on investments ...........     (4,529,717)
                                                                   -----------
    Net decrease in net assets resulting from operations ......    $(1,221,168)
                                                                   -----------
                                                                   -----------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended June 30, 2008 (unaudited) and the year ended December
31, 2007
-------------------------------------------------------------------------------
                                           Six Months Ended       Year Ended
                                              06/30/2008          12/31/2007
                                             -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................  $  3,308,549        $  6,703,859
    Net realized gain (loss)
     on investments ........................    (3,018,679)            508,529
    Change in net unrealized
     appreciation/depreciation
     on investments ........................    (1,511,038)         (5,300,992)
                                              ------------        ------------
         Net increase (decrease) in net
          assets resulting from operations .    (1,221,168)          1,911,396
                                              ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income - Class I ...    (1,360,479)         (6,680,750)
    From net investment income - Class N ...      (189,187)            (10,912)
                                              ------------        ------------
         Total distributions ...............    (1,549,666)         (6,691,662)
                                              ------------        ------------

CAPITAL SHARE TRANSACTIONS(1)
    Proceeds from shares issued - Class I
     (416,135 and 593,060
     shares, respectively) .................     4,187,022           6,308,168
    Reinvestment of distributions - Class I
     (110,956 and 544,183
     shares, respectively) .................     1,119,544           5,713,404
    Cost of shares redeemed - Class I
     (798,444 and 1,440,715
     shares, respectively) .................    (8,002,913)        (15,421,898)
    Proceeds from shares issued - Class N
     (1,742,857 and 29,884
     shares, respectively) .................    17,350,799             316,084
    Reinvestment of distributions - Class N
     (19,002 and 1,003
     shares, respectively) .................       189,066              10,415
    Cost of shares redeemed - Class N
     (1,678,587 and 29,539
     shares, respectively) .................   (16,650,771)           (310,734)
                                              ------------        ------------
         Decrease in net assets
          derived from capital share
          transactions .....................    (1,807,253)         (3,384,561)
                                              ------------        ------------
         Total decrease in net assets ......    (4,578,087)         (8,164,827)
                                              ------------        ------------

NET ASSETS
    Beginning of period ....................    92,055,071         100,219,898
                                              ------------        ------------
    End of period (including accumulated
     undistributed net investment income
     of $1,842,265 and $83,382,
     respectively) .........................  $ 87,476,984        $ 92,055,071
                                              ------------        ------------
                                             -------------        ------------

(1) Transactions for the year ended December 31, 2007 have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007 (Note 6).

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
June 30, 2008 (unaudited)
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas High Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values. The following is a summary of the significant accounting policies of the Fund:

    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the
         Board of Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.
         Investment transactions for financial statement purposes are recorded on trade date.

         The Fund adopted Financial Accounting Standards Board Statement of
         Financial Accounting Standards No. 157, Fair Value Measurements ("FAS
         157"), effective January 1, 2008.  In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.
         Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

              Level 1 - quoted prices in active markets for identical
              investments

              Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

              Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

         The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

         The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's investments carried at value:

                                                      Investments     Other
                                                          in         Financial
              Valuation Inputs                        Securities   Instruments*
              -----------------------------------------------------------------
              Level 1 - Quoted Prices ............. $  5,307,831    $        --
              Level 2 - Other Significant
                         Observable Inputs ........   98,821,146             --
              Level 3 - Significant Unobservable
                         Inputs ...................           --             --
                                                    ------------    -----------
                                       Total ...... $104,128,977    $
                                                    ------------    -----------
                                                    ------------    -----------

              *Other financial instruments include futures, forwards and swap contracts.

    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

         Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

         Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

    (e)  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Distributions from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gain, if any, are declared and paid at least annually.

         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income.  At
         June 30, 2008, no reclassifications were recorded.

         The tax character of distributions paid during the six months ended
         June 30, 2008 and the year ended December 31, 2007 was as follows:

                                            06/30/2008        12/31/2007
                                           ------------      ------------
              Distributions paid from:
              Ordinary income ............   $1,549,666        $6,691,662
                                             ----------        ----------
                                             ----------        ----------

         As of June 30, 2008, investment cost for federal tax purposes was
         $109,730,300 and the tax basis components of net assets were as follows:

              Unrealized appreciation ....................... $    460,731
              Unrealized depreciation .......................   (6,062,054)
                                                              ------------
              Net unrealized depreciation ...................   (5,601,323)
                                                              ------------
              Undistributed ordinary income .................    1,775,030
              Accumulated net realized capital loss .........  (78,464,712)
              Paid in capital ...............................  169,767,989
                                                              ------------
              Net assets .................................... $ 87,476,984
                                                              ------------
                                                              ------------

         The differences between book-basis and tax-basis unrealized appreciation (depreciation), undistributed ordinary income and accumulated realized capital loss are attributable primarily to the tax deferral of losses from wash sales, holdings in partnership interests and return of capital from investments.

         As of June 30, 2008, the Fund has capital loss carryforwards of approximately $78,465,000, which expire as follows: $19,346,000 in
         2008, $30,985,000 in 2009, $23,496,000 in 2010, $1,487,000 in 2014 and
         $3,151,000 in 2016. To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.

         As of June 30, 2008, the Fund realized no post-October losses for tax purposes.

         As of June 30, 2008, the Fund had a tax deferral of wash loss sales of approximately $5,000.

         In July 2006, the Financial Accounting Standards Board ("FASB") issued
         Interpretation No. 48, "Accounting for Uncertainty in Income Taxes"
         ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction).  The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund's assertion that its income is exempt from tax) will be sustained upon examination.  If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "interest" and penalties in
         "other operating expenses" on the Statement of Operations.  The Fund adopted FIN 48 in 2007.  The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2008.  Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008.  At
         June 30, 2008, the tax years December 31, 2004 through December 31,
         2007 remain open to examination in the Fund's major tax jurisdictions.

    (f)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.

(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .50% of the average net asset value up to and including $50 million, .40% of the average net asset value in excess of $50 million and up to and including $100 million and .30% of the average net asset value in excess of $100 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than
         $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

    (b)  Legal Counsel --
         A director of the Adviser is affiliated with a law firm that provides services to the Fund.  The Fund incurred expenses of $3,216 for the period ended June 30, 2008 for legal services rendered by this law firm.

(3) Investment Transactions --
    For the period ended June 30, 2008, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $34,850,157 and $33,682,341, respectively.

(4) Concentration of Risk --
    The Fund invests primarily in high yield debt securities.  The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities.  In addition, the market for these securities is generally less liquid than for higher rated securities.

(5) Securities Lending --
    The Fund may lend up to one-third of its portfolio securities to borrowers as permitted under the 1940 Act and pursuant to a securities lending agreement with Marshall & Ilsley Trust Company N.A. The Agreement requires that loans are fully collateralized based on values that are marked-to-market daily. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities on loan.

    The Fund receives compensation in the form of fees and earns interest on the cash collateral.  The Fund continues to receive interest or dividends on the securities on loan during the borrowing period.  The Fund has the right under the terms of the securities lending agreement to recover the securities from the borrower on demand.

    As of June 30, 2008, the Fund had lent securities that were collateralized by cash equivalents. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value, if the borrower fails to return the borrowed securities.
    As of June 30, 2008, the value of the Fund's securities on loan was
    $18,055,396 and the value of the related collateral was $18,176,430.

(6) Reverse Stock Split --
    Pursuant to the approval of the Fund's Board of Directors, on January 29,
    2007, the Fund executed a reverse stock split whereby each shareholder of
    Class I and Class N shares received one share for every five held (0.20 shares received for each share outstanding).  The periods presented in this report, including and prior to December 31, 2007, have been adjusted to reflect the one for five reverse stock split. The purpose for the split was to make the net asset value per share more responsive to moves in the high-yield bond market.

Historical Record (1)
(unaudited)
-------------------------------------------------------------------------------
                                     Net Investment    Growth of
                            Net          Income       an Initial
                        Asset Value   Distributions     $10,000
                         Per Share      Per Share    Investment (3)
                        -----------  --------------  --------------
Class I
November 21, 1977 (2) ..  $25.50        $  --            $10,000
December 31, 1987 ......   18.20         2.3300           22,560
December 31, 1988 ......   18.40         1.8550           25,164
December 31, 1989 ......   17.20         1.9150           26,155
December 31, 1990 ......   15.05         1.9850           25,886
December 31, 1991 ......   16.70         1.7300           31,853
December 31, 1992 ......   16.90         1.4775           35,143
December 31, 1993 ......   17.60         1.4450           39,695
December 31, 1994 ......   16.05         1.5050           39,626
December 31, 1995 ......   17.10         1.4750           46,029
December 31, 1996 ......   17.65         1.4800           51,721
December 31, 1997 ......   18.45         1.4515           58,514
December 31, 1998 ......   16.95         1.5775           58,788
December 31, 1999 ......   15.30         1.6560           58,749
December 31, 2000 ......   12.00         1.5300           51,620
December 31, 2001 ......   11.80         1.2150           56,144
December 31, 2002 ......    9.65         0.9925           50,459
December 31, 2003 ......   10.95         0.8450           61,937
December 31, 2004 ......   11.15         0.8200           67,915
December 31, 2005 ......   10.50         0.7895           68,849
December 31, 2006 ......   10.70         0.7455           75,221
December 31, 2007 ......   10.18         0.7502           76,820
June 30, 2008     ......    9.88         0.1516(a)        75,676

Class N
February 28, 2005 (2) ..  $11.20        $  --            $10,000
December 31, 2005 ......   10.40         0.7320            9,947
December 31, 2006 ......   10.60         0.7140           10,846
December 31, 2007 ......   10.06         0.7119           11,018
June 30, 2008     ......    9.74         0.1515(a)        10,830

(1) Per share amounts presented for the periods including and prior to December
31, 2007 of this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on
January 29, 2007 (Note 6).
(2) Initial date under Nicholas Company, Inc. management.
(3) Assuming reinvestment of distributions.

    The Fund distributed no capital gains for the time periods listed.

(a) Paid on April 29, 2008 to shareholders of record on April 28, 2008.

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
In February 2008, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through February 2009.  In connection with the renewal of the Investment
Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board.  For the fiscal year ended December 31, 2007, the management fee was 0.45% and the Fund's Class I and Class N total expense ratios (including the management fee) were 0.72% and 1.07%, respectively.  In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group:
(i) the Fund's expense ratio, which was low compared to the overall peer group;
(ii) the Fund's performance on a short-term and long-term basis; (iii) the
Fund's management fee; and (iv) the range and quality of the services offered by the Adviser.  The peer group fund data included high-yield bond funds with similar asset sizes, credit quality and number of holdings.  In terms of the peer group data used for performance comparisons, the Fund's Class I was ranked
7th, 12th, 10th and 7th out of 17 funds for the one-, three-, five- and ten-year periods ending December 31, 2007.  The Fund's Class I had the second lowest expense ratio among its peer group and ranked 14th in terms of 12-month yield and 2nd in terms of SEC yield out of the 17 funds.

The Board considered the range of services to be provided by the Adviser to the
Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.
The Board considered the investment performance of the Fund and the Adviser.
Among other things, the Board noted its consideration of the Fund's performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund.  The Board agreed that the Fund demonstrated satisfactory performance with respect to comparable funds.  The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund's fee levels and concluded that the
Adviser had been instrumental in holding down Fund costs, citing consistently low fees in an environment where fund fees have been on an upward trend.

The Board considered the cost of services provided by the Adviser.  The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser's management in general terms.  The Board expressed satisfaction that the
Adviser's financial condition was strong and that it was capable of delivering the range of services contemplated by the Advisory Agreement.  The Board expressed the opinion that given the Board's focus on performance and maintaining a low fee structure that the Adviser's profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund's performance, management's control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas High Income Fund, Inc. respects each shareholder's right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

      We collect the following non-public personal information about you:

      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.

      * Other general information that we may obtain about you such as demographic information.

              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

      We may share non-public personal information about you:

      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

      * With a party representing you, with your consent, such as your broker or lawyer.

      * When required by law, such as in response to a subpoena or other legal process.

      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP

*     Coverdell Education Accounts

*     Profit Sharing Plan

*     Automatic Investment Plan

*     Direct Deposit of Dividend and Capital Gain Distributions

*     Systematic Withdrawal Plan with Direct Deposit

*     Monthly Automatic Exchange between Funds

*     Telephone Redemption

*     Telephone Exchange

*     24-hour Automated Account Information (800-544-6547)

*     24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds
(800-544-6547).

                            Directors and Officers

                   DAVID O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                 ALBERT O. NICHOLAS, Executive Vice President

                  DAVID L. JOHNSON, Executive Vice President

              JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                  LAWRENCE J. PAVELEC, Senior Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                             www.nicholasfunds.com
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                  Distributor
                           QUASAR DISTRIBUTORS, LLC
                             Milwaukee, Wisconsin

                                   Custodian
                                U.S. BANK N.A.
                             Milwaukee, Wisconsin

                 Independent Registered Public Accounting Firm
                             DELOITTE & TOUCHE LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: August 29, 2008

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: August 29, 2008